As filed with the Securities and Exchange Commission on December 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

212-702-3500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

The Rochdale Alternative Total Return Fund (RATRF)
Annual Report
September 30, 2011

Dear Fellow Shareholders,

The Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade rated life insurance policies that are projected to provide attractive returns, low volatility, and low correlation to the equity market. For investors, we believe the benefit of this Fund lies in the value of having access to an asset class with low expected economic risk and the potential to generate strong risk-adjusted long-term returns, while protecting the portfolio during downside markets.

As of September 30, 2011, we have purchased sixteen policies at a total investment cost of $9,545,340 and with a face value of $82,483,398.  In acquiring these policies, our life settlement originator, AllFinancial Group LLC, undertakes a rigorous review of many variables to determine the appropriate acquisition price.   Some of the variables included in the decision process are the life expectancy of the insured based, on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

The Fund had a total net return of 2.05% for the nine months ended September 30, 2011.  Since originating the Fund this past January, we have been disciplined in the selection of policies we have acquired and the prices RATRF is willing to pay. Given that the Fund recently commenced, it is normal for the first few quarters to incur organizational start-up expenses.  However, we are pleased that, as expected, our disciplined process was able to generate the sufficient accrued gains to offset the start-up and ongoing Fund expenses by the 3rd quarter of this year.  Going forward, we are satisfied that RATRF has acquired these initial policies at attractive prices, and, as we continue to build up our portfolio of insurance policies, are confident the returns these policies are anticipated to generate are within the parameters established to meet our 12% annual rate of return objective over the life of the Fund.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com
San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of Rochdale Investment Management or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale Investment Management LLC, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views expressed herein represent the opinions of Rochdale Investment Management and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund. The Fund has exposure to regulatory risk; regulations may change and vary by state. The policies owned by the Fund only remain in force if the premiums are paid. If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal. Therefore the Fund expects to issue new shares or utilize leverage in its strategy. While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio. The due diligence performed by AllFinancial Group LLC and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy. If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met. The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

Rochdale Investment Management LLC (“Rochdale”) will serve as the investment manager for the assets of the Rochdale Alternative Total Return Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com
San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2011

Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2011

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm

Financial Statements
Statement of Assets, Liabilities and Members’ Capital	2
Statement of Operations	3
Statement of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6
Investment Breakdown	7
Notes to Financial Statements	8-18
Financial Highlights	19

Manager and Officer Information
Additional Information

Report of Independent Registered Public Accounting Firm

The Members and
Board of Managers of
Rochdale Alternative
Total Return Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of Rochdale Alternative Total Return Fund LLC (the “Fund”), including the schedule of investments, as of September 30, 2011, and the related statements of operations, changes in members’ capital, cash flows and financial highlights for the period January 4, 2011 (commencement of operations) to September 30, 2011. These financial statements are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of September 30, 2011, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rochdale Alternative Total Return Fund LLC as of September 30, 2011 and the results of its operations, changes in its members’ capital, its cash flows and its financial highlights for the period January 4, 2011 (commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 22, 2011

One Grand Central Place, 60 East 42nd Street, New York, New York 10165 tel 212.286.2600 fax 212.286.4080   www.ODMD.com

Rochdale Alternative Total Return Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2011

ASSETS
Investments, at fair value method (cost $24,333,594)	$29,203,279
Prepaid expenses	562,622
Total assets	29,765,901

LIABILITIES AND MEMBERS' CAPITAL
Payable to advisor	45,752
Accrued audit fees	23,189
Accrued fund accounting and fund administration fees	13,262
Accrued legal fees	5,000
Accrued expenses and other liabilities	10,085
Total liabilities	97,288

TOTAL MEMBERS' CAPITAL	$29,668,613

ANALYSIS OF MEMBERS' CAPITAL

Member capital units outstanding
(Unlimited number of units authorized, no par value)	29,073

Net asset value per unit (members' capital/units outstanding)	$1,020.49

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Operations

Period January 4, 2011 (commencement of operations) to September 30, 2011

INVESTMENT INCOME
Interest Income	$3,543

EXPENSES
Management fees	160,873
Legal fees	119,700
Fund accounting and fund administration fees	61,562
Audit fees	34,539
Service fees	22,982
Directors fees	16,727
Registration expense	9,219
Insurance expense	4,763
Reports to members	3,717
Custody fees	2,266
Other expenses	1,294
Total Expenses	437,642

Add expenses recouped (see Note 2 and Note 5)	105,992

Net Expenses	543,634

Net Investment Loss	(540,091)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	753,392

Net change to fair value on life settlement contracts, net of premiums paid
and continuing costs	402,245

Net Realized and Unrealized Gain on Investments	1,155,637

Net Increase in Members' Capital Resulting from Operations	$615,546

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Changes in Members' Capital

Period January 4, 2011 (commencement of operations) to September 30, 2011

FROM OPERATIONS
Net investment loss	$(540,091)
Net realized gain on investments	753,392
Net change to fair value on life settlement contracts, net of premiums paid and
continuing costs	402,245

Net Increase in Members' Capital Resulting from Operations	615,546

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	28,981,750
Payments for purchases of members' capital units	(28,683)

Net Proceeds of (Payments for) Members' Capital Units	28,953,067

Total Increase in Members' Capital	29,568,613

MEMBERS' CAPITAL
Beginning of period	100,000

End of period	$29,668,613

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Cash Flows

Period January 4, 2011 (commencement of operations) to September 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$615,546
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Purchases of life settlement contracts	(7,276,000)
Sales of life settlement contracts	1,053,392
Purchases of money market fund	(38,094,304)
Sales of money market fund	20,736,710
Net realized gain on investments	(753,392)
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	(402,245)
Premiums and continuing costs paid on life settlement contracts	(4,467,440)
Change in Operating Assets and Liabilities:
Prepaid expenses	(562,622)
Payable to advisor	45,752
Accrued audit fees	23,189
Accrued fund accounting and fund administration fees	13,262
Accrued legal fees	5,000
Accrued expenses and other liabilities	10,085

Net cash used in operating activities	(29,053,067)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	28,981,750
Payments for purchases of members' capital units	(28,683)

Net cash from financing activities	28,953,067

Net change in cash and cash equivalents	(100,000)

CASH AND CASH EQUIVALENTS
Beginning of period	100,000

End of period	$-

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments

September 30, 2011

	Date	Percentage of
	Acquired	Members' Capital	Principal Amount	Cost	Fair Value
Long-Term Investments1, 2, 3, 4:

Life Settlement Contracts

American General Life #U100	Apr-11	4.3%	$600,000	$600,000	$1,280,746
American General Life #UM00	Feb-11	0.7	100,000	100,000	197,364
AXA Equitable Life #1572	Feb-11	3.0	535,000	535,000	897,161
Beneficial Life #BL22	Jun-11	0.7	75,000	75,000	216,649
John Hancock Life #9373	Jun-11	5.2	1,011,000	1,011,000	1,535,322
John Hancock Life #9379	Feb-11	3.7	550,000	550,000	1,092,750
John Hancock Life #9390	May-11	3.2	670,000	670,000	961,388
John Hancock Life #9448	Aug-11	1.7	375,000	375,000	492,527
Lincoln National Life #JJ70	May-11	2.0	320,000	320,000	596,838
Massachusetts Mutual Life #1560	May-11	8.3	1,700,000	1,700,000	2,478,065
Massachusetts Mutual Life #1563	Feb-11	1.5	40,000	40,000	433,090
Pacific Life #7850	Jul-11	0.7	120,000	120,000	209,388
Penn Mutual Life #8193	Mar-11	1.6	280,000	280,000	469,476
PHL Life #8499	Aug-11	0.8	147,500	147,500	236,287
PHL Life #8509	Aug-11	0.8	147,500	147,500	236,287
Reliastar/ ING #2047	Mar-11	1.7	305,000	305,000	512,347

Total Long-Term Investments		39.9%	$6,976,000	$6,976,000	$11,845,685

Short-Term Investment

Money Market Fund
First American Government Obligations Fund, 0.00% 5		58.5%	$17,357,594	$17,357,594	$17,357,594

Total Investments		98.4%	$24,333,594	$24,333,594	$29,203,279

1	Illiquid securities.
2	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3	All investments are non-income producing.
4	Restricted securities.
5	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments (Continued)

September 30, 2011

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

1.	Organization

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was formed and received its initial seed capital in 2010, and commenced operations on January 4, 2011.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The life expectancy of the insureds covered by the Policies held by the Fund is expected to range from 1 to 10 years.

The Fund is managed by the Board of Managers (the “Board”) and by Rochdale Investment Management LLC (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates are those related to the fair value of investments.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Life Settlement Contracts

Investments in life settlement contracts are carried at fair value.  The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investments Valuation (continued)

Life Settlement Contracts (continued)

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less policy premiums paid and continuing costs, in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Money Market Fund

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investments Valuation (continued)

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Prepaid Expenses

At September 30, 2011, the Fund’s prepaid expenses consisted primarily of prepaid servicing fees.  Prepaid servicing fees are derived from the origination fees of the Policies.  Of the total origination fees, 80% applies to servicing the Policies and is amortized to expense over a five year period, while the remaining 20% is expensed as incurred.  The origination fees are included in the total cost paid to acquire the Policies and when expensed are part of the continuing costs.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on the accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Deferred Offering Costs

Offering Costs are capitalized as a deferred charge and are amortized to expense over twelve months on a straight-line basis starting with the commencement of operations.  For the period from January 4, 2011 to September 30, 2011, the Fund amortized $89,404 in deferred offering costs.

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  Notwithstanding the foregoing, upon the second anniversary of the Fund’s closing, the Board will consider adopting a policy of making distributions to Members on a semi-annual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

Federal Income Taxes

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Federal Income Taxes (continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.  During the period ended September 30, 2011, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees; service fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent commissions, escrow fees, origination fees, policy review expense fees, premium payments and servicing fees and are included as premiums paid and continuing costs in the changes to fair value on life settlement contracts, net of premiums paid and continuing costs line on the Fund’s Statement of Operations.

Organization Expenses

Expenses incurred by the Fund in connection with the organization are expensed as incurred.  The Advisor reimbursed the Fund for these expenses and has recouped its reimbursement during the period from January 4, 2011 through September 30, 2011.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2011, through the opinion date.  There were no events or transactions that occurred since September 30, 2011 that materially impacted the amounts or disclosures in the Fund’s financial statements.

3.	Investments

The following are the classes of investments at September 30, 2011 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Life Settlement Contracts	$-	$-	$11,845,685	$11,845,685
Short-Term Investment	17,357,594	-	-	17,357,594

Total Investments	$17,357,594	$-	$11,845,685	$29,203,279

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the period ended September 30, 2011:

Life Settlement
Contracts
Balance, January 4, 2011*	$–
Realized gain/(loss)	753,392
Change in unrealized appreciation/depreciation	4,869,685
Purchases	7,276,000
Sales	(1,053,392)
Balance, September 30, 2011	$11,845,685

*Commencement of operations

During the period January 4, 2011 (commencement of operations) to September 30, 2011, there were no significant transfers in or out of Level 1, 2 or 3 of the fair value hierarchy.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

3.	Investments (continued)

At September 30, 2011, the Fund had the following investments in life settlement contracts:

Fair Value Method
	Number
	of	Carrying	Premiums	Face Value
Year	Contracts	Value	Payable	(Death Benefits)

2012	–	$–	$–	$–
2013	1	2,478,065	1,073,500	5,000,000
2014	–	–	–	–
2015	1	961,388	862,500	3,000,000
2016	1	1,092,750	2,165,500	5,500,000
Thereafter	13	7,313,482	31,638,351	68,983,398

For the period from January 4, 2011 through September 30, 2011, the Fund recognized net unrealized gains of $4,869,685 associated with its investment in the Policies.  The Fund recorded $4,467,440 in premiums paid and continuing expenses associated with its investment in the Policies for the period from January 4, 2011 through September 30, 2011.  The net of these amounts are included in the Statement of Operations as net change to fair value on life settlement contracts, net of premiums paid and continuing costs.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in US GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with US GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  All of the policies held by the Fund were restricted as of September 30, 2011.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Related Party Transactions

Advisory and Services Agreements

The Fund has an Investment Advisory Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  The investment management fee will accrue and be payable monthly.

The Fund has a Services Agreement with the Advisor.  The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

Expense Reimbursement

The initial amount available for recoupment was $135,793, consisting of $119,205 offering costs advanced by the Advisor and $16,588 in organizational expenses reimbursed by the Advisor, which were incurred during the seed audit period ended December 2010.  For the period from January 4, 2011 to September 30, 2011, $105,992 was recouped by the Advisor.  At September 30, 2011, the remaining cumulative amount available for recoupment amounted to $29,801.  This amount may be recouped by September 30, 2014.

Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

5.	Related Party Transactions (continued)

Performance Allocation (continued)

close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

6.	Members’ Capital

Pursuant to its Offering Memorandum, the initial price of units of interest (“Units”) for the Fund was $1,000 per Unit.  At September 30, 2011, the Fund had an unlimited number of Units authorized and 29,073 Units outstanding.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its Members nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

6.	Members’ Capital (continued)

The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies), less adjustment for any performance allocation to the Advisor, of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units.  A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.

7.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Servicing Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Fund’s Board of Managers; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% above $300 million of the Fund’s aggregate assets, with a minimum annual fee of $75,000, plus an acceptance fee of $5,000 during the Fund’s first year of operations.

8.	Investment Transactions

For the period from January 4, 2011 through September 30, 2011, excluding short-term securities and U.S. Government securities, purchases of investments in Policies were $7,276,000 and sales were $1,053,392.  There were no purchases or sales of U.S. Government securities during the period from January 4, 2011 through September 30, 2011.

9.	Proxy Results

On June 3, 2011, a special meeting of Members was held to consider approving Garrett D’Alessandro as a member of the Board of Managers of the Fund.  The following table illustrates the specifics of the vote:

For	Against	Abstain
12,357.53	–	–

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

9.	Proxy Results (continued)

On August 12, 2011, a special meeting of Members was held to consider approving Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones as members of the Board of Managers of the Fund since three Independent Managers recently resigned from the Board of Managers of the Fund, two of which had met or were approaching the Fund’s retirement age of 75.  The following table illustrates the specifics of the vote:

For	Against	Abstain
12,357.53	–	–

Rochdale Alternative Total Return Fund LLC

Financial Highlights

Period January 4, 2011 (commencement of operations) to September 30, 2011

PER UNIT OPERATING PERFORMANCE
Net Asset Value, initial investment	$1,000.00

Income (loss) from investment operations
Net investment loss (1)	(38.64)
Net realized gain from investment transactions	53.89
Changes to fair value for life settlement contracts, net of premiums paid
and continuing costs (2)	5.24
Total from investment operations	20.49

Net asset value, end of period	$1,020.49

TOTAL RETURN - NET	2.05	% (3)

RATIOS/SUPPLEMENTAL DATA
Members' Capital, end of period ($000's)	$29,669

Portfolio Turnover	15.52	% (3)

Ratio of Net Investment Loss to Average Net Assets	(5.88	%) (4)

Ratio of Expenses to Average Net Assets	5.91	% (4)

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(3) Not Annualized.
(4) Annualized.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

The ratios are calculated for all Members taken as a whole and excludes policy-related expenses. The computation of such ratios assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION

The Managers of the Fund, who were elected for an indefinite term by the initial members of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Managers and officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Managers and is available, without charge, by calling 1-866-209-1967.

Interested Managers and Officers
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Manager	Manager
Carl Acebes	Chairman and	Since Inception	Chairman and Co-Chief Investment Officer	1	*
570 Lexington Avenue	Board Member		of Rochdale Investment Management LLC
New York, NY 10022
Age: 65
Garrett R. D'Alessandro	President	Since Inception	President, Chief Executive Officer and	1	*
570 Lexington Avenue	Vice-Chairman	Since 2011	Co-Chief Investment Officer of Rochdale
New York, NY 10022	and Board Member	Since 2011	Investment Management LLC
Age: 53
William O'Donnell	Treasurer	Since 2011	Chief Financial Officer of Rochdale	N/A	N/A
570 Lexington Avenue			Investment Management LLC since
New York, NY 10022			July 2011; Financial Consultant, October
Age: 47			2009 to June 2011; Financial Officer,
Compliance Officer & Corporate Secretary
Trustee - Clay Finlay Pension Plan of
Clay Finlay LLC, October 1990 to
to September 2009
Barbara Hawkesworth	Chief	Since 2011	Executive Vice President, Chief Compliance	N/A	N/A
570 Lexington Avenue	Compliance		Officer and Deputy General Counsel for
New York, NY 10022	Officer		Rochdale Investment Management LLC
Age: 38			and Symphonic Financial Advisors LLC

Kurt Hawkesworth	Secretary	Since Inception	Senior Executive Vice President,	N/A	N/A
570 Lexington Avenue			Chief Operating Officer and General Counsel
New York, NY 10022			of Rochdale Investment Management LLC
Age: 40

Independent Managers
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Manager	Manager
Daniel A. Hanwacker, Sr.	Board Member	Since 2011	CEO and President, Hanwacker Associates,	1	*
570 Lexington Avenue			Inc. (asset management consulting and
New York, NY 10022			executive search services)
Age: 59
Susan Henshaw Jones	Board Member	Since 2011	President and Director, Museum of the City	1	*
570 Lexington Avenue			of New York
New York, NY 10022
Age: 64
Jay C. Nadel	Board Member	Since 2011	Financial Services Consultant	1	*
570 Lexington Avenue					Lapolla Industries,
New York, NY 10022					Inc. (2007 - present)
Age: 53
* Rochdale Investment Trust, Rochdale Core Alternative Strategies Master Fund LLC, Rochdale Core Alternative Strategies Fund TEI LLC,
Rochdale Core Alternative Strategies Fund LLC, Rochdale Structured Claims Fixed Income Fund LLC and Rochdale International Trade Fixed Income Fund.

Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that there are at least two audit committee financial experts serving on its audit committee.  Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$34,400	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$7,500	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by O’Connor Davies Munns & Dobbins, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0.0%	N/A
Tax Fees	0.0%	N/A
All Other Fees	0.0%	N/A

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	$7,500	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2011:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Board Member	Since Inception	Founder and Co-Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firms day to day investment management and research work.
Garrett R. D’Alessandro	President, Vice Chairman and Board Member	Since Inception Since 2011 Since 2011	President, CEO, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	7, $623 million	$0	11, $746 million	93, $44.5 million
Garrett R. D’Alessandro	7, $623 million	$0	11, $746 million	192, $314 million

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Rochdale Alternative Total Return Fund LLC

By (Signature and Title) /s/ Garrett R. D'Alessandro
                                                 Garrett R. D’Alessandro, President

Date  December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D'Alessandro
                                                 Garrett R. D’Alessandro, President

Date  December 7, 2011

By (Signature and Title) /s/ William O'Donnell
                                                 William O’Donnell, Treasurer

Date December 7, 2011